Exhibit 99.2

<epam>

Q4 2024

EPAM Reports Results

Q4 REVENUES

$1.248B

7.9% ↑ YoY *(reported)*

1.0% ↑ Organic YoY *(constant currency)*

OUTLOOK Q1 2025

Revenues in the range of

$1.275B-$1.290B

10% ↑ YoY *(midpoint of the range)*

Non-GAAP Diluted EPS in the range of

$2.22-$2.32

-7.7% ↓ YoY *(midpoint of the range)*

REVENUES BY INDUSTRY VERTICAL

Financial Services

$281M **15.9% ↑** YoY

Consumer Goods, Retail & Travel

$250M **-3.0% ↓** YoY

Software & Hi-Tech

$182M **7.7% ↑** YoY

Business Information & Media

$171M **-3.9% ↓** YoY

Life Sciences & Healthcare

$152M **8.6% ↑** YoY

Emerging

$212M **24.8% ↑** YoY

REVENUES BY GEOGRAPHY

Americas

$753M

11.4% ↑ YoY

EMEA*

$468M

3.1% ↑ YoY

APAC

$27M

4.3% ↑ YoY

DILUTED EARNINGS PER SHARE

$1.80 GAAP EPS

8.4% ↑ YoY

$2.84 NON-GAAP EPS

3.3% ↑ YoY

EMPLOYEES & LOCATIONS

61,200 Total EPAMers

55,100+ Designers, Engineers & Consultants

55+ Countries & Regions

Refer to EPAM's 4th Quarter and Full Year 2024 Earnings Results for additional information and reconciliation of GAAP Diluted EPS to Non-GAAP Diluted EPS.
*Starting in 2024, revenues from the CEE region are included in the EMEA region.

<epam>

FY 2024

EPAM Reports Results

FY 2024 REVENUES

$4.728B

0.8% ↑ YoY *(reported)*

-1.7% ↓ Organic YoY *(constant currency)*

OUTLOOK FY 2025

Revenue Growth in the range of

10% - 14% ↑ YoY

Non-GAAP Diluted EPS in the range of

$10.45-$10.75

-2.4% ↓ YoY *(midpoint of the range)*

REVENUES BY INDUSTRY VERTICAL

Financial Services

$1.02B **0.4%** ↑ YoY

Consumer Goods, Retail & Travel

$1.01B **-5.6%** ↓ YoY

Software & Hi-Tech

$702M **-0.8%** ↓ YoY

Business Information & Media

$675M **-10.5%** ↓ YoY

Life Sciences & Healthcare

$575M **17.3%** ↑ YoY

Emerging

$741M **14.4%** ↑ YoY

REVENUES BY GEOGRAPHY

Americas

$2.83B

3.4% ↑ YoY

EMEA*

$1.79B

-1.6% ↓ YoY

APAC

$100M

-2.1% ↓ YoY

DILUTED EARNINGS PER SHARE

$7.84 GAAP EPS

11.0% ↑ YoY

$10.86 NON-GAAP EPS

2.5% ↑ YoY

EMPLOYEES & LOCATIONS

61,200 Total EPAMers

55,100+ Designers, Engineers & Consultants

55+ Countries & Regions

Refer to EPAM's 4th Quarter and Full Year 2024 Earnings Results for additional information and reconciliation of GAAP Diluted EPS to Non-GAAP Diluted EPS.
*Starting in 2024, revenues from the CEE region are included in the EMEA region.